LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND

   Supplement to Statement of Additional Information dated January 27, 2000

Effective July 14, 2000, the Fund changed its name to "Liberty Floating Rate Advantage Fund."

The sub-caption BOOKKEEPING AND ACCOUNTING under the section INVESTMENT ADVISORY AND OTHER SERVICES is revised in its entirety as follows:

Pursuant to a separate agreement with the Fund, Colonial Management Associates, Inc. (Colonial) receives a fee for performing certain bookkeeping and pricing services. For these services, the Fund pays Colonial a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:

0.035%  annually on the next $950 million
0.025% annually on the next $1 billion
0.015%  annually  on the next $1 billion
0.001%  annually on the excess over $3 billion.


762-35/335C-0700                                                 August 1, 2000